UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  02/17/2005

Analytical Surveys, Inc.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-13111

CO	84-0846389
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

11900 Crownpoint Drive, San Antonio, TX 78233
(Address of Principal Executive Offices, Including Zip Code)

210-657-1500
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 2.02.    Results of Operations and Financial Condition

On February 15,2005, Analytical Surveys, Inc. issued a press release disclosing its financial results for the first quarter ended December 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Analytical Surveys, Inc.

Date: February 16, 2005.	By:	/s/ Lori Jones
Lori Jones
Chief Executive Officer

Analytical Surveys, Inc.

Date: February 16, 2005.	By:	/s/ Lori Jones
Lori Jones
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated February 15, 2005, reporting results for the quarter ending December 31, 2004.